UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 4, 2024

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware

(STATE OR OTHER JURISDICTION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

2345 Crystal Drive Suite 1100
Arlington, Virginia	22202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol*	Name of each exchange on which registered*
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

*

On August 7, 2024, the registrant’s common stock was suspended from trading on The Nasdaq Global Select Market and trades in the registrant’s common stock began being quoted on the OTC Pink Market under the symbol “TWOUQ.” The Nasdaq Stock Market LLC filed a Form 25-NSE on September 6, 2024 to delist the registrant’s common stock and to remove it from registration under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended, which deregistration will be effective 10 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on July 25, 2024, 2U, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”) commenced voluntary cases (collectively, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) providing for a court-administered reorganization pursuant to its prepackaged joint plan of reorganization (as amended and supplemented, the “Plan”). The Chapter 11 Cases are being jointly administered under the caption “In re: 2U, Inc., et al. Case No. 24-11279 (MEW) (Bankr. S.D.N.Y.).” A summary of the material terms of the Plan and related matters is contained in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 25, 2024.

On September 9, 2024, the Bankruptcy Court entered an Order (A) Approving (I) the Disclosure Statement and (II) Confirming the Second Amended Joint Prepackaged Plan of Reorganization of 2U, Inc. and its Debtor Affiliates under Chapter 11 of the Bankruptcy Code, and (B) Granting Related Relief (the “Confirmation Order”) confirming the Plan. The Debtors expect that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied (the “Plan Effective Date”).

The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company cautions that trading in its securities (including its Common Stock (as defined below)) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

As of the date hereof, there were 2,858,478 outstanding shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). Under the Plan, on the Plan Effective Date, all of the Common Stock, will be canceled, released, and extinguished without any distribution or compensation.

Information as to the assets and liability of the Company as of the most recent practicable date is included in the Monthly Operating Reports (as defined below).

Following the Plan Effective Date and consummation of the transactions contemplated by the Plan, the Company has agreed to terminate its reporting obligations under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intends to continue as a private company.

The foregoing description of the Plan and the Confirmation Order does not purport to be complete and is qualified in its entirety by reference to the Plan and Confirmation Order. A copy of the Confirmation Order (to which the Plan is attached) is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference into this Item 1.03.

Item 7.01	Regulation FD Disclosure.

On September 4, 2024, each of the Debtors filed with the Bankruptcy Court its monthly operating report for the period ended July 31, 2024 (collectively, the “Monthly Operating Reports”). The Monthly Operating Reports are attached hereto as Exhibit 99.2, and are incorporated herein by reference. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information herein.

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://dm.epiq11.com/2U, a website administered by Epiq Corporate Restructuring, LLC, a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report.

The information contained in this Item 7.01 and in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtors. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Debtors’ securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Debtors’ financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Current Report and/or the Monthly Operating Reports that are not historical are forward-looking statements, including statements regarding the expectation that the Plan Effective Date will occur. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on the Company’s current expectations, beliefs, assumptions, and estimates concerning the future and are subject to significant business, economic, and competitive risks, uncertainties, and contingencies. These risks, uncertainties, and contingencies are difficult to predict, and could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements.

These risks include, among others, those related to the effects on the Company and the Company’s relationship with its various constituents, including colleges and universities, faculty, students, regulatory authorities, including the U.S. Department of Education, employees, and other third parties, of the Chapter 11 Cases providing for a court-administered reorganization pursuant the Plan; the ultimate outcome of the Chapter 11 Cases in general; the length of time the Company will operate under the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to operate within the restrictions and the liquidity limitations of the DIP Facility and any other credit facility that the Company may enter into in connection with the Chapter 11 Cases and restrictions imposed by the applicable courts; the timing or amount of any recovery, if any, to the Company’s stakeholders; the potential cancellation of the Common Stock in the Chapter 11 Cases; the delisting and deregistration of the Common Stock and becoming a private company; the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases; uncertainty regarding the Company’s ability to retain key personnel; increased administrative and legal costs related to the Chapter 11 process; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources, achieve its stated goals, and continue as a going concern; the actions and decisions of equityholders, creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to consummate the Plan; and those risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and the Company’s other filings with the SEC. The Company refers you to such documents for a discussion of these and other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary materially and adversely from those indicated or anticipated, whether express or implied, by such forward-looking statements. These forward-looking statements speak only as of the date they are made. The Company undertakes no duty or obligation to update any forward-looking statement after the date of this Current Report, whether as a result of new information, future events, changes in assumptions, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Order Signed on September 9, 2024 (A) Approving (I) the Disclosure Statement and (II) Confirming the Second Amended Joint Prepackaged Plan of Reorganization of 2U, Inc. and its Debtor Affiliates under Chapter 11 of the Bankruptcy Code, and (B) Granting Related Relief.

99.2	Monthly Operating Reports for the Debtors for the period ended July 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

By:	/s/ Matthew J. Norden
Matthew J. Norden
Chief Financial Officer

Dated: September 10, 2024